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Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Shaw Hong, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of OmniVision Technologies, Inc. on Form 10-K for the fiscal year ended April 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc. A signed original of this written statement required by Section 906 has been provided to OmniVision Technologies, Inc. and will be retained by OmniVision Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 29, 2015

By:	/s/ SHAW HONG Shaw Hong Chief Executive Officer and Director (Principal Executive Officer)

        I, Anson Chan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of OmniVision Technologies, Inc. on Form 10-K for the fiscal year ended April 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc. A signed original of this written statement required by Section 906 has been provided to OmniVision Technologies, Inc. and will be retained by OmniVision Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 29, 2015

By:	/s/ ANSON CHAN Anson Chan Chief Financial Officer (Principal Financial and Accounting Officer)

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  Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002